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                   AMENDMENT TO LETTER OF CREDIT NO. S567171

      Amendment to Letter of Credit No. S567171 issued by Swiss Bank Corporation, Stamford Branch on February 18, 1998 (the "Letter of Credit") for the account of Hanover Direct, Inc., a Delaware corporation (the "Company"), in favor of State Street Bank and Trust Company, as successor trustee under the Indenture of Trust dated as of September 1, 1987 (the "Trustee"). Terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Letter of Credit.

                              W I T N E S S E T H:

      WHEREAS, Swiss Bank Corporation, Stamford Branch has assigned all of its interests and obligations under the Letter of Credit to UBS AG, Stamford Branch and UBS AG, Stamford Branch has assumed all of the obligations of Swiss Bank Corporation, Stamford Branch under the Letter of Credit;

      WHEREAS, UBS AG, Stamford Branch has agreed to extend the Scheduled Expiration Date of the Letter of Credit from March 30, 1999 to March 31, 2000; and

      WHEREAS, UBS AG, Stamford Branch and the Trustee wish to amend the Letter of Credit as provided herein.

      NOW, THEREFORE, in consideration of the premises set forth herein and other valuable consideration, the parties hereto hereby agree as follows.

      1. As of the date hereof, the Letter of Credit is hereby amended as follows:

      (a) The references throughout the Letter of Credit to "Swiss Bank Corporation, Stamford Branch" are hereby amended to refer to "UBS AG, Stamford Branch".

      (b) The parties hereto hereby agree that any references in the Letter of Credit to "the Bank" shall be deemed to be references to "UBS AG, Stamford Branch".

      (c) The references to the "March 30, 1999" expiration date in the Letter of Credit shall be deemed to be "March 31, 2000". The "Scheduled Termination Date" in the Letter of Credit shall be deemed to mean "March 31, 2000".

      2. Except as provided herein, the Letter of Credit shall remain in full force and effect and unaffected hereby except as the Letter of Credit shall be deemed to have been amended by the terms of this Amendment from and after the date hereof.

      3. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.
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      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of this ___ day of March, 1999.

                                                 UBS AG, STAMFORD BRANCH


                                                 By: /s/ Richard T. Conway
                                                     --------------------------
                                                     Name: Richard T. Conway
                                                     Title: Associate Director
                                                     Loan Portfolio Support, US


                                                 By: /s/ Thomas R. Salzano
                                                     --------------------------
                                                     Name: Thomas R. Salzano
                                                     Title: Associate Director
                                                     Loan Portfolio Support, US


                                                 STATE STREET BANK AND TRUST
                                                 COMPANY, AS TRUSTEE

                                                 By: /s/ Laurel Melody Casasanta
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                      -2-
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                                    UBS AG,
                                Stamford Branch
                            677 Washington Boulevard
                        Stamford, Connecticut 06901-3793

                    EXTENSION OF SCHEDULED TERMINATION DATE

State Street Bank and Trust Company, as Trustee
Goodwin Square
225 Asylum Street, 23rd Floor
Hartford, Connecticut 06103

Attention: Corporate Trust Department

       Re: Irrevocable Letter of Credit Ref. No. S567171
           For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      The undersigned, two duly authorized officers of UBS AG, Stamford Branch (as successor to Swiss Bank Corporation, Stamford Branch) (the "Bank"), hereby notify the Trustee with respect to the above-referenced Letter of Credit issued by the Bank in favor of the Trustee (the "Letter of Credit"), that the Scheduled Termination Date of the Letter of Credit heretofore in effect has been extended and that the Scheduled Termination Date as so extended is March 31, 2000. The terms used in this Certificate and not defined herein shall have the meanings given in the Letter of Credit.

      Please be advised that UBS AG, Stamford Branch has assumed all of the obligations of Swiss Bank Corporation, Stamford Branch in connection with the Letter of Credit. In order to provide you with the appropriate notice information, a First Amendment to the Letter of Credit will be prepared. The changes effected by the First Amendment to the Letter of Credit will be limited to revising the expiration date to March 31,2000, substituting "UBS AG, Stamford Branch" in place of "Swiss Bank Corporation, Stamford Branch", and making any appropriate address, telephone number and facsimile number changes. Certain provisions regarding the "Year 2000" issue will be added to the Reimbursement Agreement dated as of December 18, 1996, as amended, pursuant to the terms of the Second Amendment to the Reimbursement Agreement.

      IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate this __ day of March, 1999.

                                                  UBS AG,
                                                  Stamford Branch


                                                  By: /s/ Richard T. Conway
                                                      --------------------------
                                                      Name: Richard T. Conway
                                                      Title: Associate Director
                                                      Loan Portfolio Support, US


                                                  By: /s/ Thomas R. Salzano
                                                      --------------------------
                                                      Name: Thomas R. Salzano
                                                      Title: Associate Director
                                                      Loan Portfolio Support, US